Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
26.	Subsequent Events:

(a)
Dividend on Series D Preferred Shares: On January 15, 2025, the Company paid to Toro a dividend (declared on December 27, 2024) amounting to $847,222 on the Series D Preferred Shares for the dividend period from October 15, 2024 to January 14, 2025. On April 15, 2025, the Company paid to Toro a dividend (declared on March 26, 2025) amounting to $1,250,000 on the Series D Preferred Shares for the dividend period from January 15, 2025 to April 14, 2025.

(b)
Sales of the M/V Ariana A and M/V Gabriela A: On January 22, 2025 and May 7, 2025, the Company completed the previously announced sales of the M/V Ariana A and the M/V Gabriela A, respectively, by delivering the vessels to their new owners. Please refer to Note 7.

(c)
Sale of the M/V Magic Eclipse: On March 6, 2025, the Company entered into an agreement with an entity beneficially owned by a family member of the Company’s Chairman, Chief Executive Officer and Chief Financial Officer for the sale of the M/V Magic Eclipse for a gross sale price of $13.5 million. On March 12, 2025, the Company received deposit from the vessel’s buyer amounting to $1.35 million, or 10% of the purchase price of the vessel. The vessel was delivered to its new owners on March 24, 2025. The Company expects to record during the first quarter of 2025 a net loss of approximately $1.6 million, excluding any transaction-related costs.

(d)
Sale of the M/V Magic Callisto: On March 11, 2025, the Company entered into an agreement with an entity beneficially owned by a family member of the Company’s Chairman, Chief Executive Officer and Chief Financial Officer for the sale of the M/V Magic Callisto for a gross sale price of $14.5 million. On March 12, 2025, the Company received deposit from the vessel’s buyer amounting to $1.45 million, or 10% of the purchase price of the vessel. The vessel was delivered to its new owners on April 28, 2025. The Company expects to record during the second quarter of 2025 a net loss of approximately $5.3 million, excluding any transaction-related costs.

(e)
Loan prepayments: On March 24, 2025, March 31, 2025, and on April 28, 2025 the Company performed partial prepayments to Toro related to the Term Loan amounting to $13,500,000, $34,000,000, and $14,000,000, respectively. The prepayment of $13,500,000 was made pursuant to the sale of M/V Magic Eclipse on March 24, 2025. The prepayment of $14,000,000 was made pursuant to the sale of M/V Magic Callisto on April 28, 2025. On May 5, 2025, the Company prepaid the amount of $36,000,000 remaining outstanding at that date. As of the date of this Annual Report, the Term Loan has been fully repaid.

(f)
As of May 2025, all ship management agreements between the Company and Pavimar have been terminated. Castor Ships now exclusively provides the commercial and technical management of the Company’s entire fleet, while certain aspects of the management of a number of the Company’s vessels are subcontracted to related or third-party managers.

(g)
MPC Capital acquired a 50% share in BestShip GmbH & Cie, KG from the Norwegian Wilhelmsen Group at the start of January 2025. BestShip provides IT-based assessments of vessels for improving energy efficiency and reducing emissions, and advises on how to realize improvements. BestShip currently provides services for around 450 vessels.

(h)	On January 13, 2025, the Company drew an additional €1.5 million out of the loan facility from Ostfriesische Volksbank eG.